                                                                      Exhibit 3s
ELLIS FOSTER
   CHARTERED ACCOUNTANTS

1630 West 1st Avenue
Vancouver, B. C. , Canada V6J 1G1
Telephone: (604) 734-1112 Facsimile: (604) 734-1502
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CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to use in the Registration Statement on Form 20F of our report dated January 27, 1997 relating to the consolidated balance sheets of Minco Mining & Metals Corporation as at December 31, 1996 and 1995 and the consolidated statements of operations and deficit and changes in financial position for the periods then ended.





Vancouver, Canada                                     /s/ Ellis Foster
May 6, 1997                                         Chartered Accountants


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E           A partnership of incorporated professionals
 F An independently owned and operated member of Moore Stephens North America, Inc., a member of Moore Stephens International Limited Members in principal cities throughout the world

                                                                      Exhibit 3s
ELLIS FOSTER
   CHARTERED ACCOUNTANTS

1630 West 1st Avenue
Vancouver, B. C. , Canada V6J 1G1
Telephone: (604) 734-1112 Facsimile: (604) 734-1502
--------------------------------------------------------------------------------




CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to use in the Registration Statement on Form 20F of our report dated February 12, 1996 relating to the balance sheets of Minco Mining & Metals Corporation as at December 31, 1995 , 1994, 1993 and 1992 and the statements of operations and deficit and changes in financial position for the years then ended.






Vancouver, Canada                                           /s/ Ellis Foster
May 6, 1997                                               Chartered Accountants

--------------------------------------------------------------------------------



E           A partnership of incorporated professionals
 F          An independently owned and operated member of Moore Stephens North
            America, Inc., a member of Moore Stephens International Limited
            Members in principal cities throughout the world